UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2008

Allstate Life Global Funding

as depositor of

Allstate Life Global Funding Trust 2008-2

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32192 (Commission File Number)	Not applicable (IRS Employer Identification No.)

c/o AMACAR Pacific Corp.

6525 Morrison Boulevard

Suite 318

Charlotte, NC 28211

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code: (704) 365-0569

Item 9.01. Financial Statements and Exhibits

The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File Nos. 333-143541-01 and 333-143541), as amended, of Allstate Life Global Funding ("Global Funding") and Allstate Life Insurance Company ("Allstate Life"), filed with the Securities and Exchange Commission on June 5, 2007 and amended on June 26, 2007.

(c)	Exhibits

Exhibit 1	Series Instrument, dated as of February 25, 2008 relating to Allstate Life Global Funding Trust 2008-2.
Exhibit 5.1	Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.
Exhibit 5.2	Opinion of Dewey & LeBoeuf LLP, special counsel to Global Funding.
Exhibit 8	Opinion of Sam De Frank, in-house tax counsel to Allstate Life.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allstate Life Global Funding, as depositor of Allstate Life Global Funding Trust 2008-2 (Registrant)
By:	AMACAR Pacific Corp., not in its individual capacity, but solely as administrator*
By:	/s/ Evelyn Echevarria
Name: Title:	Evelyn Echevarria Vice President

Date: February 28, 2008

_________________________

* Allstate Life Global Funding and Allstate Life Global Funding Trust 2008-2 are statutory trusts organized under the laws of the State of Delaware and have no officers. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding and Allstate Life Global Funding Trust 2008-2.

2

EXHIBIT INDEX

Exhibit

Number	Description

Exhibit 1	Series Instrument, dated as of February 25, 2008 relating to Allstate Life Global Funding Trust 2008-2.
Exhibit 5.1	Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.
Exhibit 5.2	Opinion of Dewey & LeBoeuf LLP, special counsel to Global Funding.
Exhibit 8	Opinion of Sam De Frank, in-house tax counsel to Allstate Life.

3